Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Income Statement [Abstract]
Net revenues
Operating expenses
Professional fees	42,910	28,247
General and administrative expenses	1,048	2,257
Total operating expenses	43,958	30,504
Loss from operations	(43,958)	(30,504)
Income tax provision	872	822
Net loss	$ (44,830)	$ (31,326)
Net loss per common share - Basic and diluted:	$ (0.14)	$ (0.10)
Weighted average common shares outstanding - basic and diluted	325,750	325,744